Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 14 — EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plans

Holdings maintains defined benefit retirement plans covering certain U.S. and non-U.S. employees. Retiree benefits under the defined benefit retirement plans are generally based on years of service and employee compensation. Effective March 15, 2012, certain of the defined benefit retirement plans were amended to freeze the plans for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans.

Obligations and Funded Status

The measurement date used to determine pension obligations is December 31. The following table sets forth the plans’ status (in millions).

	Successor	Predecessor
	December 31, 2011	December 31, 2010
Accumulated benefit obligation	$282.0	$243.3

Change in projected benefit obligations:
Projected benefit obligations at beginning of year	$—	$227.6
Fair value of assumed obligations	250.9	—
Service cost	4.3	4.3
Interest cost	12.7	13.4
Actuarial loss	38.6	21.1
Plan curtailment and settlements	—	0.3
Benefits paid	(9.9)	(10.5)
Currency translation adjustment	(0.3)	0.1

Projected benefit obligations at end of year	$296.3	$256.3

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$166.5
Fair value of plan assets at UCI Acquisition date	181.7	—
Actual return on plan assets	4.9	21.2
Employer contributions	13.7	3.0
Benefits paid	(9.9)	(10.5)
Currency translation adjustment	(0.2)	0.1

Plan assets at end of year	$190.2	$180.3

Funded status, net	$(106.1)	$(76.0)

Amounts recognized in the balance sheet consist of:
“Other long-term assets”	$0.3	$0.8
“Accrued expenses and other current liabilities”	(0.1)	(0.1)
“Pension and other postretirement liabilities”	(106.3)	(76.7)

	$(106.1)	$(76.0)

The $38.6 million net actuarial loss was primarily due to a $39.1 million actuarial loss related to the decrease in the weighted average discount rate assumption of 5.7% at January 26, 2011 to 4.6% at December 31, 2011.

A portion of the above “Funded status, net” has not been recorded in any of Holdings’ or UCI International’s income statements, but instead has been recorded in “Accumulated other comprehensive income (loss).” Amounts recognized in “Accumulated other comprehensive income (loss)” consisted of (in millions):

	Predecessor	Successor
	December 31, 2010	Acquisition Adjustments	2011 Additions	December 31, 2011
Prior service costs	$(2.3)	$2.3	$—	$—
Net actuarial gain (loss)	(59.9)	59.9	(47.0)	(47.0)
Deferred income tax benefit (expense)	23.8	(23.8)	18.4	18.4

Accumulated other comprehensive income (loss)	$(38.4)	$38.4	$(28.6)	$(28.6)

	Predecessor
	December 31, 2009	Amortization and Curtailment in 2010 Pension Expense	2010 Additions	December 31, 2010
Prior service costs	$(2.7)	$0.4	$—	$(2.3)
Net actuarial gain (loss)	(46.3)	0.6	(14.2)	(59.9)
Deferred income tax benefit (expense)	18.8	(0.4)	5.4	23.8

Accumulated other comprehensive income (loss)	$(30.2)	$0.6	$(8.8)	$(38.4)

The amount that will be amortized from “Accumulated other comprehensive income (loss)” during 2012 is $1.0 million. ASC 850, “Business Combination” states that all unrecognized prior service costs and actuarial gains and losses should not be carried forward at acquisition. Accordingly, the “Accumulated other comprehensive income (loss)” at January 25, 2011 was eliminated as part of the purchase price allocation for the UCI Acquisition.

For certain of the pension plans, accumulated benefit obligations (“ABO”) exceed plan assets. For these plans, the combined projected benefit obligation, ABO and fair value of plan assets were $295.5 million, $281.4 million and $189.1 million, respectively, as of December 31, 2011 and $247.9 million, $235.2 million and $171.1 million, respectively, as of December 31, 2010.

Components of Net Periodic Pension Expense

The components of net periodic pension expense were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Service cost	$4.3	$0.4	$4.3	$4.4
Interest cost	12.7	1.1	13.4	13.0
Expected return on plan assets	(13.5)	(1.2)	(14.7)	(14.4)
Amortization of prior service cost	—	—	0.3	0.3
Amortization of unrecognized (gain) loss	—	0.2	0.6	0.3
Special termination benefits and curtailment loss recognized	0.2	—	0.6	0.2

	$3.7	$0.5	$4.5	$3.8

In 2011 and 2010, curtailment losses of $0.2 million and $0.6 million, respectively, related to headcount reductions as part of specific actions taken to align the cost structure with current market conditions were recorded.

Assumptions

The following assumptions were used in determining the benefit obligations and net periodic pension expense:

	Successor	Predecessor
	2011	2010	2009
Weighted Average:
Discount rate to determine benefit obligations	4.6%	5.5%	6.0%
Discount rate to determine net costs	5.7%	6.0%	6.2%
Rate of future compensation increases to determine benefit obligation	3.0%	3.5%	3.5%
Rate of future compensation increases to determine net cost	3.5%	3.5%	4.0%
Rate of return on plan assets to determine net cost	8.0%	8.0%	8.0%

The discount rate was determined considering current yield curves representing high quality, long-term fixed income instruments. The discount rate for the U.S. plans is based on a review of high quality (Aa or better) bonds from the Barclay’s Capital bond database.

Plan Assets

Holdings directs the investment of the plans’ assets with the objective of being able to meet current and future benefit payment needs while maximizing total investment returns within the constraints of a prudent level of portfolio risk and diversification. Holdings believes it is prudent to diversify among and within each asset class to decrease portfolio risk while, at the same time, improving the potential for enhanced long-term returns. Equity investments comprise the largest portion of the plan assets because they are believed to provide greater long-term returns than fixed income investments, although with greater short-term volatility. Additionally, Holdings believes that a meaningful allocation to non-U.S. equities will increase portfolio diversification and thereby decrease portfolio risk while, at the same time, providing the potential for enhanced long-term returns. With respect to fixed income investments, Holdings believes that the duration of the fixed income component should approximate the projected benefit obligation duration for better correlation of assets to liabilities.

Derivatives, options and futures are permitted investments but only for the purpose of reducing risk. Derivatives, options and futures are not permitted for speculative purposes. Currently, the use of derivative instruments is not significant when compared to the overall portfolio.

Holdings believes that investment managers with active mandates can reduce portfolio risk below market risk and potentially add value through security selection strategies. Consistent with this belief, Holdings retains the services of professional money managers to provide advice and recommendations to help Holdings discharge its fiduciary responsibilities in furtherance of the plans’ goals. With the services of professional money managers and the asset allocation targets discussed below, Holdings believes that the assumed expected long-term return on plan assets of 8.0% used to determine net pension cost will be achieved.

Holdings has a long-term strategic target for the allocation of plan assets. However, Holdings realizes that actual allocations at any point will vary from this strategic target due to current and anticipated market conditions and required cash flows to and from the plans. The “Permitted Range” anticipates this fluctuation and provides flexibility for the professional managers’ portfolios to vary around the target without a mandatory immediate rebalancing.

	Strategic Target	Permitted Range
U.S. equities	42%	37% to 47%
Foreign equities	23%	18% to 28%
Fixed income	35%	25% to 45%

	100%

The fair value of the plan assets are presented below (in millions).

	Successor		Predecessor
	December 31, 2011	% of Total Plan Assets	December 31, 2010	% of Total Plan Assets
U.S. equities

Large Cap Growth	$16.4		$17.2
Large Cap Value	16.6		16.4
Large Cap Indexed	33.2		28.8
Small and Mid Cap Growth	8.8		9.1
Small and Mid Cap Value	10.3		10.4

Total U.S. equities	85.3	45%	81.9	46%

Non-U.S. equities	36.9	19%	38.4	21%

Fixed income
Short & Mid Duration	20.2		17.0
Long Duration	45.2		37.1
Long Duration Indexed	0.4		5.2

Total fixed income	65.8	35%	59.3	33%

Cash and cash equivalents	2.2	1%	0.7	*

	$190.2	100%	$180.3	100%

*	Less than 1%

The plan assets are primarily invested in comingled collective trusts, as well as a portion in pooled separate accounts of a large, rated A+ (Superior) by A.M. Best insurance company, collectively the “Investment Funds.” The Investment Funds are managed by professional money managers. The following provides a summary of the investment styles of the respective Investment Funds.

Growth Investment Funds — This investment style seeks long-term growth through equity appreciation. Large Cap Growth funds seek long-term appreciation through investment in large market capitalizations similar to companies in the Russell 1000, while the Small and Mid-Cap Growth funds invest in small and mid-market capitalizations similar to companies in the Russell 2500.

Value Investment Funds — This investment style seeks to identify equity securities that are perceived to be undervalued in the marketplace. Large Cap Value funds invest in large market capitalizations similar to companies in the Russell 1000, while the Small and Mid-Cap Value funds invest in small and mid-market capitalizations similar to companies in the Russell 2500.

Large Cap Indexed — This investment style seeks to replicate the S&P 500.

Foreign Equities — This investment style uses multiple sub-advisors including core, value, growth and emerging markets strategies to provide a diversified exposure to non-U.S. equity markets.

Short & Mid Duration Fixed Income — This investment style invests in a diversified portfolio of corporate securities and U.S. Treasuries and Agencies with shorter average durations. This investment style benchmarks against the Barclays Capital Aggregate Index.

Long Duration Fixed Income — This investment style invests in a diversified portfolio of corporate securities and U.S. Treasury securities which have maturities greater than ten years. The asset allocation is weighted much heavier to U.S. investment grade corporate securities.

Long Duration Indexed — This investment style seeks to track the return of the Barclay’s Capital Long Government / Credit Bond Index. This strategy invests in a diversified portfolio of corporate securities and U.S. Treasuries and Agencies which have maturities greater than ten years.

Fair value measurements — The Investment Funds determine their fair value by accumulating the fair values of their underlying investments. The pension plans own undivided interests in the underlying assets of the Investment Funds where no active market exists for the identical investment. Accordingly, the fair value measurements of the Investment Funds are considered Level 2 measurements.

Cash and cash equivalents — Cash and cash equivalents are primarily invested in short-term investment funds which include debt instruments, government issues and repurchase agreements. The short-term investment funds are considered Level 2 measurements.

Cash Flows

Holdings’ funding policy is to fund amounts for pension plans sufficient to maintain a minimum 80% funded level. Holdings expects to contribute approximately $15.4 million to its plans during 2012.

Expected benefit payments are based on the same assumptions used to measure Holdings’ benefit obligations at December 31, 2011 and include estimated future employee service. The future expected pension benefit payments are as follows (in millions):

Expected Pension Benefit Payments
2012	$11.1
2013	11.8
2014	12.5
2015	13.2
2016	14.0
5 years thereafter	81.5

Profit Sharing and Defined Contribution Plans

Certain subsidiaries sponsor defined contribution plans under section 401(k) of the Internal Revenue Code. Eligible participants may elect to defer from 5% to 50% of eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. For some plans, such subsidiaries are required to match employees’ contributions based on formulas which vary by plan. For the remaining plans, matching contributions are discretionary and there were no matching contributions made in 2010. Holdings’ subsidiaries in China participate in government-sponsored defined contribution plans. Holdings’ subsidiary in the United Kingdom sponsors a defined contribution plan.

For the United States plans, profit sharing and defined contribution expense recognized during the Successor year ended December 31, 2011 totaled $2.8 million and the Predecessor period January 1, 2011 through January 25, 2011 was $0.2 million, for a total of $3.0 million for the Combined Year Ended December 31, 2011. United States profit sharing and defined contribution pension expense recognized for the Predecessor years ended December 31, 2010 and 2009 were $1.2 million and $1.1 million, respectively. For the Chinese and United Kingdom plans, defined contribution pension expense recognized during the Successor year ended December 31, 2011 was $0.1 million. Chinese and United Kingdom profit sharing and defined contribution pension plan expense recognized for the Predecessor years ended December 31, 2010 and 2009 were $0.1 million and $0.1 million, respectively.

Other Postretirement Benefits

Certain subsidiaries provide health care and life insurance benefits to eligible retired employees. The plans are partially funded by participant contributions and contain cost-sharing features such as deductibles and coinsurance.

The measurement date used to determine postretirement obligations is December 31. The following table presents information for the postretirement plans (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	Year Ended December 31, 2010
Change in benefit obligations
Benefit obligations at beginning of year	$—	$9.8
Fair value of assumed obligations	10.3	—
Service cost	0.3	0.3
Interest cost	0.5	0.6
Actuarial loss	1.9	1.0
Benefit paid	(0.6)	(0.7)

Benefit obligations accrued at end of year	$12.4	$11.0

The accrued obligation was included in the balance sheet as follows (in millions):

	Successor	Predecessor
	December 31, 2011	December 31, 2010
Accrued obligation included in “Accrued expenses and other current liabilities”	$0.7	$0.7
Accrued obligation included in “Pension and other postretirement liabilities”	11.7	10.3

	$12.4	$11.0

A portion of the $12.4 million and $11.0 million of accrued liabilities shown above has not been recorded in the income statements, but instead has been recorded in “Accumulated other comprehensive income (loss).” The accumulated amounts in “Accumulated other comprehensive income (loss)” were ($1.9) million (($1.2) million after tax) and ($2.0) million (($1.3) million after tax) at December 31, 2011 and 2010, respectively.

The following were the components of net periodic postretirement benefit cost (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Service cost	$0.3	$—	$0.3	$0.3
Interest cost	0.5	0.1	0.6	0.6

	$0.8	$0.1	$0.9	$0.9

The following assumptions were used in determining the benefit obligations and net periodic postretirement plan expense:

	Successor	Predecessor
	2011	2010	2009
Weighted average discount rate to determine benefit obligations	4.6%	5.5%	6.0%
Weighted average discount rate to determine net costs	5.7%	6.0%	6.1%

The annual health care cost trend rate used to determine the benefit obligations at December 31, 2011 is assumed to decline from 7.8% in 2012 to 4.5% in 2030. Increasing the assumed healthcare cost trend rates by one percentage point would result in additional annual costs of approximately $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point would result in a decrease of approximately $0.1 million in annual costs. The effect on postretirement benefit obligations at December 31, 2011 of a one percentage point increase would be $0.6 million. The effect of a one percentage point decrease would be $0.5 million.

Holdings funds medical and life insurance benefit costs principally on a pay-as-you-go basis. The pay-as-you-go expenditures for postretirement benefits have not been material. The expected future postretirement benefit payments are as follows (in millions):

Expected Postretirement Benefit Payments
2012	$0.7
2013	0.7
2014	0.7
2015	0.7
2016	0.7
5 years thereafter	4.1